                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:

/X/ Preliminary Proxy Statement         / /   Confidential, for Use of the
                                              Commission Only (as permitted by
                                                 Rule 14a-6(e)(2))

/ /    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MIDDLE BAY OIL COMPANY, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No Fee required
/ /    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:
       2)     Form, Schedule or Registration Statement No.:
       3)     Filing Party:
       4)     Date Filed:

PRELIMINARY COPY

                          MIDDLE BAY OIL COMPANY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 1997


To the Shareholders of Middle Bay Oil Company, Inc.

         You are cordially invited to attend the Annual Meeting of Shareholders of Middle Bay Oil Company, Inc., an Alabama corporation (the "Company"), to be held at the offices of the Company, 115 South Dearborn Street, Mobile, Alabama 36602, on May 30, 1997 at 10:00 a.m. Central Daylight Time, for the purpose of acting on the following matters:

       1. The consideration of and voting upon the election of seven directors to serve until the next Annual Shareholder Meeting;

       2. The consideration of and voting upon a proposed amendment to the Company's Articles of Incorporation to increase the authorized capital stock of the Company from 5,000,000 shares to 10,000,000 shares of common stock and from 2,500,000 shares to 5,000,000 shares of preferred stock;

       3. The consideration of and voting upon a proposed amendment to the 1995 Stock Option and Stock Appreciation Rights Plan increasing to 500,000 shares the number of shares of common stock available to option.

       4. Consideration of and voting upon the approval and ratification of the selection of Schultz, Watkins & Company as independent accountants to audit the accounts of the Company for 1997; and

       5. To transact such other business as may properly come before the meeting or any adjournment.

       All shareholders of record as of May 1, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

       Whether or not you plan to attend this meeting, we urge you to please sign and date the accompanying form of proxy and return it promptly in the enclosed, postage prepaid envelope. This will ensure that your shares will be represented. If you attend the meeting, you may vote in person regardless of whether you have given your proxy. Any proxy may be revoked at any time before it is exercised, as indicated in the Proxy Statement.


                                        By Order of the Board of Directors


                                        John J. Bassett, President


May 10, 1997
Mobile, Alabama

        Annual Reports to shareholders, including financial statements, are being mailed to shareholders, together with these proxy materials, commencing on or about May 10, 1997.

Stockholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 1996 as filed with the Securities and Exchange Commission, by writing to Middle Bay Oil Company, 115 South Dearborn Street, Mobile, Alabama 36602. Copies of the Company's Annual Report on Form 10-KSB may also be obtained directly from the Securities and Exchange Commission web site at http://www.sec.gov/.



                            YOUR VOTE IS IMPORTANT.
               PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING
                   PROXY FORM IN THE ENVELOPE PROVIDED, WHICH
              REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PRELIMINARY COPY

                          MIDDLE BAY OIL COMPANY, INC.
                           115 South Dearborn Street
                             Mobile, Alabama 36602



                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 1997


         This Proxy Statement is furnished to shareholders of Middle Bay Oil Company, Inc., an Alabama corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be used at an Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. Central Daylight Time on May 30, 1997 and all adjournments thereof (the "Annual Meeting"). This Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about May 10, 1997.

         The Annual Meeting will be held at the principal offices of the Company at 115 South Dearborn Street, Mobile, Alabama 36602. Proxies in the form enclosed will be voted as instructed on the proxy card at the Annual Meeting provided the proxy card is properly executed, returned to the Company before the meeting and not revoked. In the absence of voting instructions, shares represented by a valid proxy card will be voted in accordance with the recommendations of the Board of Directors. Any shareholder giving such proxy may revoke it at any time before it is voted by written revocation delivered to the Company's Secretary, by voting in person at the Annual Meeting or by giving a later proxy.


                           OUTSTANDING VOTING STOCK

         All voting rights are vested exclusively in the holders of the Company's common stock. The record date for shareholders entitled to vote at the Annual Meeting is the close of business on May 1, 1997. At the close of business on that date, the Company had issued, outstanding and entitled to vote at the meeting 2,497,916 shares of common stock, $.02 par value each of which is entitled to one vote on all matters expected to be voted upon at the Annual Meeting, except for 1,167,556 shares held by C. J. Lett, III, a nominee for director whose voting power with respect to the election of directors is restricted by agreement. (See "Security Ownership of Management.")


                               QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of shares of common stock entitled to vote at the Annual Meeting representing a majority of the votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting. Each holder of shares of common stock is entitled to one vote, in person or by proxy, for each share held in such shareholder's name on the record date. Assuming the presence of a quorum, the affirmative votes equal to at least a majority of the votes of holders of common stock entitled to vote at the Annual Meeting, in person or by proxy, are required for the election of directors and for approval of the selection of independent public accountants. As to any other matters which may come before the meeting, a majority of the votes of holders of common stock cast at the Annual Meeting generally is required for approval. Abstentions will be included in vote totals and, as such, will have the same effect on the matter voted upon as a negative vote. Where nominee recordholders do not vote on directors or the other proposals because they did not receive specific instructions on such proposal from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Annual Meeting.

         The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

         The enclosed proxy is revocable at any time prior to its being voted by filing an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and voting in person. Attendance at the meeting will not by itself constitute a revocation. Any such revocation or later dated proxy should be mailed or delivered to Middle Bay Oil Company, Inc., 115 South Dearborn Street, Mobile, Alabama 36602,
Attention: Lynn M. Davis, Secretary.

         The Company will bear the cost of soliciting proxies from shareholders. In addition to the use of the mails, proxies may be solicited by directors and officers of the Company by personal solicitation, telephone or telegram. Such directors and officers will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

         The Company has not and will not engage any investment banking or brokerage firm or any professional proxy solicitation firm to solicit proxies. No fees, commissions or other compensation will be paid to anyone for proxy votes solicited by the Company.

         Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the common stock. The Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The enclosed form of proxy allows shareholders to grant or withhold discretionary authority to the persons named to vote on any other matters that may properly come before the Annual Meeting. The Company is not aware of any proposals planned to be made at the Annual Meeting other than the proposals described in this Proxy Statement and has no current intention of making any additional proposals. The chairman of the meeting shall determine the order of business at the Annual Meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

                              CORPORATE GOVERNANCE

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders. Members of the Board are kept informed of the Company's business by various reports sent or communicated to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the President, the Chief Financial Officer and other officers. During 1996, the full Board met five times. The Audit Committee met one time and the Compensation Committee met two times in 1996.

         The Audit Committee's duties include recommending to the Board the selection of a firm of independent public accountants for approval by the shareholders at the Annual Meeting. In addition, the Committee confers with the Company's independent public accountants to review the plan and scope of their proposed audit, as well as their findings and recommendations upon the completion of the audit. The Committee meets with the independent public accountants and with appropriate Company financial personnel regarding the Company's internal controls and financial policies. The Audit Committee currently consists of Frank C. Turner, II, Frank E. Bolling, Jr. and C. Noell Rather. Neither Mr. Bolling nor Mr. Rather is an officer or employee of the Company.

         The Compensation Committee is responsible for establishing and reviewing policies governing executive salaries, bonus and incentive compensation and the terms and conditions of employment of executives of the Company. In addition, the Committee is responsible for the oversight of the Company's 1995 Stock Option and Stock Appreciation Rights Plan and similar or other plans which may be maintained from time to time by the Company and has authority to grant options and awards under the Company's 1995 Stock Option and Stock Appreciation Rights Plan, and oversees the Company's SEP/IRA retirement plan and the net profits interest incentive compensation plan recently established by the Company (see "Corporate Governance - Executive Compensation"). The Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, as well as outside experts retained in connection with the administration of these plans. The Compensation Committee currently consists of John J. Bassett, Edward P. Turner, Jr. and Frank E. Bolling, Jr. Neither Mr. Turner nor Mr. Bolling is an officer or employee of the Company.

         During 1996, all incumbent directors attended all of the meetings of the Board of Directors. Attendance at those meetings was 100%. Attendance at the Committee meetings was 100%.

COMPENSATION OF DIRECTORS

         Each director is paid an attendance fee of $500 for each meeting of the Board and of each Committee of the Board, and the Company reimburses directors' documented travel and lodging expenses.

         Each nonemployee director is eligible for incentive awards under the 1995 Stock Option and Stock Appreciation Rights Plan. In February, 1997, the Board of Directors approved the Compensation Committee's recommendation to issue nonqualified stock options pursuant to the Plan to three nonemployee directors, as follows (see "Executive Compensation"):

                  Name of Director                   No. of Optioned Shares             Exercise Price
                  ----------------                   ----------------------             --------------
                  Edward P. Turner, Jr.                       21,400                       $4.00/share
                  Frank E. Bolling, Jr.                       21,400                       $4.00/share
                  C. Noell Rather                             21,400                       $4.00/share


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the shares of the Company's common stock beneficially owned by those persons known by the Company to be the beneficial owner of more than five percent of the Company's issued and outstanding common stock (excluding directors and officers) as of April 30, 1997:

               Title of            Name and Address of                Number                 Percent of
                 Class              Beneficial Owner(1)               of Shares               Total
                 -----              -------------------               ---------               -----
                Common        Bay City Energy Group, Inc.              374,203                 15.00%
                              115 S. Dearborn Street
                              Mobile, Alabama 36602

(1) Bay City Energy Group, Inc. ("BCEG") is controlled by Edward P. Turner, Jr., a director of the Company, by virtue of his 28.4% equity ownership in BCEG. Through such control, he can exercise effective voting and dispositive powers over Shares held by BCEG.

SECURITY OWNERSHIP OF MANAGEMENT

          The following table sets forth the shares of the Company's common stock beneficially owned by each director, nominee for director and executive officer and all directors, nominees for director and executive officers as a group, all as of April 30, 1997:

 Title of            Name and Address of                 Number               Percent of
   Class              Beneficial Owner                   Shares                  Total
   -----              ----------------                   ------                  -----

  Common        John J. Bassett                            30,756                 1.2%
                3400 Peyton Court
                Mobile, AL  36609

  Common        Frank C. Turner, II                        21,500                 0.9%
                6201 Laurelwood Drive
                Satsuma, AL  36572

  Common        Robert W. Hammons                          21,200                 0.8%
                1013 Fribourg
                Mobile, AL  36608

 Common        Lynn M. Davis                               5,000                 0.2%
               121 Donna Circle
               Daphne, AL  36526

 Common        Edward P. Turner, Jr.                     402,575(1)             16.1%
               100 Central Avenue
               Chatom, AL  36518

 Common        C. J. Lett, III                         1,167,556(2)             46.7%
               9320 East Central
               Wichita, KS  67206

 Common        Frank E. Bolling, Jr.                      13,333                 0.5%
               3830 Kendale Drive
               Gautier, MS  39553

 Common        C. Noell Rather                            19,924                 0.8%
               3500 Oaklawn, Suite 380
               Dallas, TX  75219

 Common        All executive officers and
               directors as a group
               (8 persons)                             1,681,844(3)             67.3%


(1) Includes 374,203 shares owned by BCEG over which Mr. Turner, through his effective voting control of BCEG, exercises voting and dispositive powers with regard to such shares but does not hold a direct beneficial interest, and 15,038 shares over which Mr. Turner has sole voting and dispositive powers.

(2) Mr. Lett has agreed for a period of one year from February 28, 1997 that, in connection with the election of directors, the aggregate voting power of the shares of common stock beneficially owned by him shall not exceed that number which is equal to 20% of the issued and outstanding shares of common stock at the time the vote is taken. At the Annual Meeting, Mr. Lett's shares shall have voting power equivalent to 499,583 shares. Mr. Lett's shares shall have full voting power with regard to the other proposals for shareholder action described herein (see "Certain Relationships and Related Transactions").

(3) Includes presently exercisable options as follows: John J. Bassett - 20,000; Frank C. Turner, II - 20,000; Robert W. Hammons - 20,000; Lynn
       M. Davis - 5,000; Edward P. Turner, Jr. - 13,334; Frank E. Bolling, Jr.
       - 13,333; and C. Noell Rather - 13,333.

CHANGES IN CONTROL

         There are no arrangements known to management which may result in a change in control of the Company.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth the aggregate cash compensation earned by and paid to the Company's executive officers for the fiscal years ended December 31, 1994 through December 31, 1996:

                                           Annual Compensation                Long-Term Compensation
                                           -------------------                ----------------------
                                                                             Awards         Payouts
                                                                             ------         -------
                                                                               (g)
                                                                           Securities
                                                                           Underlying                         (i)
        (a)                                                    (e)          Options/          (h)          All Other
     Name and             (b)        (c)         (d)      Other Annual        SARs           LTIP        Compensation
 Principal Position      Year    Salary ($)   Bonus ($)   Compensation         (#)        Payouts ($)         ($)
 ------------------      ----    ----------   ---------   ------------         ---        -----------         ---
John J. Bassett          1996    $ 58,075        --            --            20,000           --            $ 2,271
President & Chief        1995      56,250        --            --                --           --             11,371
Executive Officer        1994      54,000      $200            --                --           --                 --

Frank C. Turner, II      1996      54,458        --            --            20,000           --              2,174
Vice President &         1995      50,083        --            --                --           --             10,775
CFO                      1994      48,000       200            --                --           --                 --

Robert W. Hammons        1996      58,075        --            --            20,000           --              2,271
Vice President -         1995      56,250        --            --                --           --             11,360
  Engineering            1994      54,000       200            --                --           --                 --

Lynn M. Davis            1996      32,733        --            --             5,000           --              1,249
Secretary/Treasurer      1995      31,667        --            --                --           --              6,238
                         1994      30,000       200            --                --           --                 --

         Option Grants in Last Fiscal Year. The following table provides certain information with respect to all options granted during the fiscal year ended December 31, 1996 to any executive officer or director of the Company:

                               INDIVIDUAL GRANTS


             (a)                        (b)                   (c)                    (d)                  (e)
                                     Number of
                                    Securities            % of Total
                                    Underlying           Options/SARs
                                     Options/             Granted to
                                       SARS              Employees in         Exercise or Base        Expiration
            Name                    Granted (#)           Fiscal Year           Price ($/Sh)             Date
            ----                    -----------           -----------           ------------             ----
     John J. Bassett                  20,000                16.0%                   2.50               5/31/2006

     Frank C. Turner, II              20,000                16.0%                   2.50               5/31/2006

     Robert W. Hammons                20,000                16.0%                   2.50               5/31/2006

     Lynn M. Davis                     5,000                 4.0%                   2.50               5/31/2006

     Edward P. Turner, Jr.*           13,334                10.7%                   2.50               5/31/2006

     Frank E. Bolling, Jr.*           13,333                10.7%                   2.50               5/31/2006

     C. Noell Rather*                 13,333                10.7%                   2.50               5/31/2006


*Nonemployee director

     Aggregated Option Exercises in Last Fiscal Year and Option Value Table as of December 31, 1996. The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 1996 by each of the named executive officers and directors and the aggregated fiscal year-end value of the unexercised options of each such named executive officer and director:

                              INDIVIDUAL GRANTS


         (a)                      (b)               (c)                      (d)                           (e)
                                                                    Number of Securities          Value of Unexercised
                                                                   Underlying Unexercised             In-the-Money
                                                                       Options/SARs at               Options/SARs at
                                Shares                                   FY End (#)                    FY End ($)
                               Acquired            Value                 ----------                    ----------
        Name                on Exercise (#)    Realized ($)         Exer.          Unexer.       Exer.           Unexer.
        ----                ---------------    ------------         -----          -------       -----           -------
John J. Bassett                   --                --               --            20,000         --             70,000

Frank C. Turner, II               --                --               --            20,000         --             70,000

Robert W. Hammons                 --                --               --            20,000         --             70,000

Lynn M. Davis                     --                --               --             5,000         --             17,500

Edward P. Turner, Jr.*            --                --               --            13,334         --             46,669

Frank E. Bolling, Jr.*            --                --               --            13,333         --             46,666

C. Noell Rather*                  --                --               --            13,333         --             46,666

*Nonemployee director


         Other Compensation Under Plans. The Company established a SEP/IRA retirement plan (the "Plan") in 1993 which allows for a maximum discretionary Company contribution of 15% of total wages paid to employees for the year. No contribution was made to the Plan in 1994. For the years ended December 31, 1995 and 1996, the Company contributed a total of $30,000 and $5,000, respectively, to the Plan, including $18,505 and $3,068 for all executive officers as a group. Since the Plan's inception, the Company has contributed a total of $80,980.

         In March, 1995, the Board of Directors adopted an employee incentive compensation plan whereby the proceeds equivalent to 1% net profits interest (the "net profits interest") in all oil and gas properties, drilling prospects and acquisitions and divestitures acquired or made after January 1, 1994 are paid into a fund for incentive compensation awards to eligible employees.

         The net profits interest on property acquisitions and drilling prospects are calculated on the monthly gross profit which is defined as revenues from oil and gas sales, less direct operating expenses, attributable to the Company's working or royalty interest in an individual property. Direct operating expenses include landowner's royalty, overriding royalty and all costs of production, equipment, operating expenses and taxes. On drilling prospects, the net profits interest will not include costs of drilling, testing and completing the well, the costs of acreage and costs of geological or geophysical work. For divestitures, the net profits interest will be calculated on the gross sales price, less any direct costs of the sale of an individual property.

         To qualify for an award as an "eligible employee," as presently established by the Compensation Committee, an employee must be employed by the Company on October 1 and December 31 of the calendar year and have been recommended by the Compensation Committee to receive an award. For the years ended December 31, 1995 and 1996, a total of $30,000 and $6,916, respectively, was paid to eligible employees under the 1% net profits interest incentive compensation plan. The approximate number of eligible employees for 1996 was eight.

         The Company has no other retirement, pension/profit sharing or other deferred compensation plan for its employees.

         Mr. Bassett and Mr. Hammons in January, 1997, signed employment agreements with the Company which extend through January 31, 2002 and January 31, 2000, respectively, with automatic one-year extensions upon each anniversary date of the employment agreement thereafter unless either party gives at least 30 days' notice of termination. Each employment agreement is terminable by the Company before expiration of the term if such termination is for cause (as specified in the employment agreement). The executive employment agreements provide for an annual salary of not less than the base salaries of $95,000 and $85,000, respectively, which amounts may be adjusted from time to time by the Board of Directors upon the recommendation of the Compensation Committee. They also provide for fringe benefits in accordance with the Company's policies adopted from time to time for salaried executive employees holding comparable positions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of such securities. Based on representations from such persons, the Company believes that there was no failure to file or delinquent filings under Section 16(a) of the Securities Exchange Act of 1934 by any officer, director or beneficial owner of 10% or more of the Company's common stock during 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Edward P. Turner, Jr., a director of the Company, is managing partner of the law firm of Turner, Onderdonk, Kimbrough & Howell, P.A., the Company's general counsel for certain corporate and oil and gas matters. For years ended December 31, 1994 through 1996, the Company paid legal fees to Mr. Turner's firm of $1,454, $787 and $1,560, respectively, for legal services. Mr. Turner's firm charges the Company for its services on the same basis as it charges other business clients for similar services rendered. The Company intends to continue to use Mr. Turner's firm as its primary legal counsel and will pay reasonable fees for such future services.

         Bay City Energy Group, Inc., is presently indebted to the Company in the amount of $159,215 ($139,005 of principal and $20,210 of accrued interest). The note payable was renegotiated on December 31, 1995 and is due in full on January 1, 2001, plus interest at an annual fixed rate of 5%. The note payable is secured by 75,000 shares of Company common stock.

         On December 31, 1994, Bay City Minerals, Inc. contributed oil and gas reserves valued at $186,938 to the Company as partial payment on the amount owed. The value of the reserves were calculated by the Company's petroleum engineer on a basis similar to the method used by Lee Keeling & Associates, Inc. on the evaluation of the Company's reserves at year-end.

         On September 4, 1996, the Company signed a stock purchase agreement with Kaiser Francis Oil Company ("the Preferred Stock Agreement"). Kaiser-Francis agreed to purchase 1,666,667 shares of Series A Preferred Stock ("Preferred") at $6.00 per share, for a total investment of $10,000,000. The parties agreed to a five-year purchase period, effective September 4, 1996, with minimum incremental investments of $500,000 each. Each issuance of Preferred is subject to approval by Kaiser-Francis of the use of proceeds. The Preferred is nonvoting and accrues dividends at 8% per annum, payable quarterly in cash. The Preferred is convertible at any time after issuance into shares of common stock at the rate of two shares of common stock for each share of Preferred before January 1, 1998. The conversion rate decreases thereafter at 8% per annum. The Company may redeem the Preferred, in whole or in part, at any time after January 1, 2007 at a price of $6.00 per share. As of May 1, 1997, 1,166,667 shares of the Preferred had been issued. Gary R. Christopher, nominee for director of the Company, serves as Acquisitions Coordinator of Kaiser-Francis Oil Company.

         In December, 1996, the Company entered into an Agreement and Plan of Merger (the "NPC Merger") with NPC Energy Corporation ("NPC"), whereby NPC would be merged into the Company in exchange for Company common stock and cash. The Merger was approved by NPC's shareholders on December 31, 1996. NPC was a privately-owned domestic exploration and production company with assets located in Kansas, Michigan, Oklahoma, Texas and Wyoming. Pursuant to the Merger, the Company issued 562,000 shares of its common stock and paid $1,226,400 to certain of its shareholders. Preferred stock in the amount of $1.0 million under the Preferred Stock Agreement was sold to finance the cash portion of the purchase price.

         In February, 1997, the Company entered into an Agreement and Plan of Merger (the "Bison Merger") with Bison Energy Corporation ("Bison"), whereby Bison was merged with a wholly-owned subsidiary of the Company in exchange for Company common stock and cash. The Bison Merger was closed on February 28, 1997. Bison is a domestic exploration and production company with assets located in Kansas and Oklahoma. Pursuant to the Bison Merger, the Company issued 1,167,556 shares of its common stock and net cash consideration of $5,900,000 to C. J. Lett, III in exchange for all of the stock of Bison. 562,000 shares of Company common stock owned by Bison (as a result of the NPC Merger) were canceled at closing. The cash portion of the Bison Merger was financed through the issuance of 1,000,000 shares of preferred stock under the Preferred Stock Agreement for $6.0 million. Mr. Lett became Executive Vice President of the Company on February 28, 1997 and is a nominee for director of the Company.


                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

          The Company presently has a Board of Directors consisting of five members. The Company proposes to expand the Board of Directors to seven members and to elect the two nominees described below, in addition to the Company's five present directors, as the new Board of Directors.

          The Company's directors each serve for a one year term or until replaced at the Annual Meeting or a special meeting called for that purpose. John J. Bassett, Frank C. Turner, II, Edward P. Turner, Jr., Frank E. Bolling, Jr., and C. Noell Rather, the existing members of the Board of Directors, are nominated for reelection. C. J. Lett, III and Gary R. Christopher are nominated for the two director positions to be created by the expansion of the Board.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS.

          The following table sets forth information concerning the present directors, nominees for director and executive officers of the Company. In addition to the two new nominees indicated, all of the present directors are nominees for election at the Annual Meeting. All directors serve for a one-year term or until the Annual Meeting of shareholders of the Company held following their election:

                                                                                              Director
                    Name                      Age             Position(s) Held                  Since
                    ----                      ---             ----------------                  -----
          John J. Bassett                     38           Chairman, President and              1989
                                                           Chief Executive Officer

          Frank C. Turner, II(1)              36        Vice President, Director and            1989
                                                          Chief Financial & Officer

          Robert W. Hammons                   43               Vice President                    N/A

          Lynn M. Davis                       47           Secretary and Treasurer               N/A

          Edward P. Turner, Jr.(1)            67                  Director                      1989

          Frank E. Bolling, Jr.               37                  Director                      1992

          C. Noell Rather                     61                  Director                      1995

          C. J. Lett, III                     39         Executive Vice President(2)             N/A

          Gary R. Christopher                 47                     (2)                         N/A

(1)    Edward P. Turner, Jr. and Frank C. Turner, II, are father and son.
(2)    Nominee for director.


         John J. Bassett has served as President of the Company since 1992 and was elected Chairman of the Board of Directors in 1992. He served as President of the general partner of the Predecessor Partnership from 1987 to 1992. He also serves as a director and President of Bay City Energy Group, Inc., a principal shareholder of the Company.

         Frank C. Turner, II has served as Vice President and Chief Financial Officer for the Company since its organization as a corporation in 1992. He had previously served as Vice President of Finance for the general partner of the Predecessor Partnership since 1990. From 1987 to 1990, Mr. Turner was employed by Sonat, Inc. as a financial analyst. He also serves as a director and Vice President of Bay City Energy Group, Inc.

         Robert W. Hammons was hired by the Company in April, 1992 as a reservoir engineer. Mr. Hammons was appointed Vice President of Engineering of the Company in 1993. Prior to his employment with the Company, he had worked with Bay City Minerals, Inc. as an independent petroleum engineering consultant since 1987. Prior to 1987, Mr. Hammons was employed as manager of reservoir engineering for Marion Corporation.

         Lynn M. Davis has been Secretary and Treasurer for the Company since 1992. She has served as Secretary-Treasurer of the general partner of the Predecessor Partnership since 1984 and as a director since 1988. Ms. Davis also serves as a director and Secretary-Treasurer for Bay City Energy Group, Inc.

         Edward P. Turner, Jr. served as President of Bay City Minerals, Inc. from 1975 to 1987. He is a member of the Alabama State Bar and a managing partner of the law firm of Turner, Onderdonk, Kimbrough & Howell, P.A., in Chatom, Alabama for more than 25 years. A substantial amount of his practice is devoted to oil and gas law. Mr. Turner also serves as a director of Bay City Energy Group, Inc.

         Frank E. Bolling, Jr. since February, 1995 has served as Vice President of Midstream Fuel Services, Inc. and Manager of the Dantzler-Pepco Division of Midstream. From 1989 to January, 1995, he served as General Manager of Dantzler Bulk Plant, Inc., a distributor for Chevron U.S.A., Inc. with annual sales in excess of $25 million.

         C. Noell Rather was appointed a director of the Company in March, 1995 to serve the unexpired term of Robert W. Hammons, who resigned to allow a nonemployee director to be appointed to the Board. Mr. Rather has been President of Janex Oil Co., Inc. and Exexco, Inc., both independent oil and gas companies based in Texas which Mr. Rather helped organize, since 1981.

         C. J. Lett, III has served as Executive Vice President of the Company since February 28, 1997. Mr. Lett is also President and a director of Bison Energy Corporation, a position he has held since 1981.

         Gary R. Christopher is Acquisitions Coordinator of Kaiser-Francis Oil Company, a position he has held since February, 1996. From 1991 to 1996, Mr. Christopher served as Senior Vice President and Manager of Equity Lending for the Bank of Oklahoma. He continues to serve as a consultant to the Bank of Oklahoma. Kaiser-Francis Oil Company owns 1,166,667 shares of the Company's Series A Preferred stock; each of such preferred shares are convertible into two shares of common stock.

                 PROPOSAL TO INCREASE AUTHORIZED CAPITAL STOCK

          The Company's Articles of Incorporation authorize five million (5,000,000) common shares with a par value of $.02 per share and 2,500,000 preferred shares, the preferences and rights with respect to which may be designated from time to time by the Board of Directors.

          Currently, there are two million four hundred ninety-seven thousand nine hundred sixteen (2,497,916) common shares issued and outstanding. Shares of common stock may be issued from time to time as may be determined by the Board of Directors. Each share of common stock has one vote for each share of common stock standing in the name of the holder thereof on the books of the Company and entitled to vote. Cumulative voting is not allowed in the election of directors or for any other purpose.

          Currently, there are 1,666,667 shares of preferred stock which have been designated as Series A Preferred by the Board of Directors, of which 1,166,667 shares are issued and outstanding. The Series A Preferred shares are nonvoting but are convertible into two shares of common stock for each Series A Preferred share outstanding. Shares of authorized preferred stock may be issued from time to time by the Board of Directors in one or more series, with each series having such designation rights (including voting rights or the absence thereof) and preferences as may be determined by the directors.

          The Board of Directors believes that it is in the best interests of the Company to amend the Company's Articles of Incorporation to increase authorized common stock to 10,000,000 shares of common stock, $.02 par value, and to increase the authorized preferred stock to 5,000,000 shares to have additional shares available for issuance should the Company determine to raise equity capital and for purposes of facilitating future acquisitions. A copy of the proposed Articles of Amendment to the Company's Articles of Incorporation which has been approved by the Board of Directors is included herewith as Exhibit "A".


                     APPROVAL OF AMENDMENT TO THE COMPANY'S
              1995 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

          At the Annual Meeting, the stockholders will be asked to approve an amendment to the Company's 1995 Stock Option and Stock Appreciation Rights Plan (the "Plan"). The Plan provides for the granting of "options" to acquire common stock and/or the granting of rights to "receive cash or shares back upon the appreciated value of the Company's shares relative to the date the option or right was granted." The amendment, if approved, will increase the number of shares of the Company's common stock available for the grant of options and rights to purchase common stock under the Plan by 375,000 shares, from 125,000 shares to 500,000 shares.

          Presently, an aggregate 125,000 shares of common stock are authorized for issuance under the Plan. As of April 30, 1997, no shares of common stock remained available for issuance under the Plan; however, the Compensation Committee has recommended that options covering 210,000 additional shares be issued to nine employees and three nonemployee directors, subject to the proposed amendment to the Plan being approved at the Annual Meeting (see "Executive Compensation").

          The Company has in the past used, and intends in the future to use, stock options as an important incentive device to motivate and reward its employees and believes that equity incentives represented by stock options enhance the Company's ability to attract and retain needed personnel.

          The primary features of the Plan are summarized below. A copy of the Plan, with the proposed amendment, is included herewith as Exhibit "B".

SUMMARY OF THE PLAN

          The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. At least two members of the Committee must be disinterested nonemployee directors. The Committee is authorized to determine the employees, including officers, to whom options or rights are granted. Each option or right granted shall be on such terms and conditions consistent with the Plan as the Committee may determine, but the duration of any option or right shall be not greater than ten years or less than five years from the date of grant.

          Options or rights grants shall be made only to persons who are officers or salaried employees of the Company or are nonemployee directors. The aggregate number of shares of common stock of the Company which may be subject to options or rights under the Plan is presently 125,000. Subject to shareholder approval of the proposed amendment, this number would be increased to 500,000. As of April 30, 1997, options covering 125,000 shares had been issued under the Plan.

          The option price of shares covered by options granted under the Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of the Company's common stock already owned by the optionee. The Committee has discretion to determine the time or times when options become exercisable, within the limits set forth in the Plan. All options and rights granted under the Plan will, however, become fully exercisable if there is a change in control (as defined in the Plan) of the Company.

          No option is transferable by the optionee otherwise than by will or by the laws of descent or distribution, and during an optionee's lifetime is exercisable only by the optionee or the optionee's duly appointed legal representative.

          Each option granted under the Plan constitutes either an incentive stock option, intended to qualify under Section 422 of the Code, or a nonqualified stock option, not intended to qualify under Section 422, as determined in each case by the Committee. Each incentive stock option terminates not later than 15 years from the date of grant, and each nonqualified option expires not later than five years from the date of grant.

          The Committee may grant a stock appreciation right in connection with any option granted under the Plan. Any such right will provide that the Company, at the election of the optionee and subject to specified conditions, will purchase all or any part of such option to the extent exercisable at the date of such election, for an amount (in the form of cash, shares of the Company's common stock or any combination thereof as the

Committee in its discretion determines) equal to the excess of the fair market value of the shares covered by the option or part thereof so purchased over the option price of such shares. Shares covered by any option purchased are not available for grant of further options. As of April 30, 1997, no stock appreciation rights are outstanding under the Plan.

          If an optionee ceases to be an employee of the Company for any reason other than death or retirement, any option or right to the extent then exercisable may be exercised within three months after cessation of employment.

          Should an optionee die after ceasing to be an employee, any option or stock appreciation right exercisable at the time of the optionee's death may be exercised within 90 days after death by the optionee's estate or by the person designated in the optionee's will.

          In no case, however, may an option or stock appreciation right be exercised following the termination date of the option.

          The Company may establish procedures for ensuring payment or withholding of income or other taxes in connection with the issuance of shares under options. Such procedures may include provision for such payment or withholding by retention of shares otherwise issuable to the optionee.

FEDERAL TAX CONSEQUENCES OF THE PLAN

          Under present federal income tax laws, options under the Plan have the following consequences:

                  (1) Upon the granting of an option or right under the Plan, the optionee will have no taxable income, and the Company will have no tax deduction.

                  (2) Upon exercise of a nonqualified option, the optionee will realize ordinary taxable income inn an amount equal to the excess, if any, of the fair market value of the shares at the time the option is exercised over the option price of such shares. Gain or loss realized by an optionee on disposition of the shares will generally be capital gain or loss to the optionee and will not result in any additional tax consequences to the Company.

                  (3) Exercise of an incentive stock option will not, by itself, result in the recognition of taxable income to the optionee or entitle the Company to a deduction at the time of such exercise. However, the excess of the fair market value of the shares over the option price on the date of exercise must be included as an adjustment in computing alternative minimum taxable income. The optionee will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that the optionee held such shares for at least one year after the date of transfer to the optionee and for at least two years after the grant of the option. Generally, if the shares are not held for both of these periods, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of such exercise over the option price of such shares. The balance of any gain or any loss will be treated as a capital gain or loss to the optionee.

                  (4) The exercise of a stock appreciation right will result in the recognition of ordinary income by the optionee on the date of exercise in an amount equal to the amount of cash received.

                  (5) The Company will be allowed a deduction equal to the amount of ordinary income realized by the optionee at the time the optionee recognizes such income, provided applicable withholding requirements are satisfied.

                  (6) Rights under the Plan conditioned on or accelerated by a change in control or ownership of the Company may under federal income tax laws result in "parachute payments" which may be nondeductible by the Company and may subject the optionee to a 20% excise tax.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN.


                          APPROVAL OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors of the Company has, subject to shareholder approval, selected Schultz, Watkins & Company as the Company's independent public accountants for the year 1997 and recommends approval of such selection by the shareholders. Schultz, Watkins & Company served in this capacity for the years 1995 and 1996. One or more representatives of Schultz, Watkins & Company are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE FIRM OF SCHULTZ, WATKINS & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1997.


                                 MISCELLANEOUS

SHAREHOLDER PROPOSALS

          Any proposals from shareholders to be presented for consideration for inclusion in the proxy material being prepared for the 1997 Annual Meeting of shareholders of the Company must be submitted in accordance with applicable Securities and Exchange Commission rules and received by the Company at its principal offices, 115 South Dearborn Street, Mobile, Alabama 36602 no later than January 31, 1998.

FINANCIAL STATEMENTS

          Financial Statements, the Notes to Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for 1996 with comparisons to 1995 and other relevant information are included in the Company's 1996 Annual Report to Shareholders which accompanies this Proxy Statement and are incorporated herein by reference.

DISCRETIONARY AUTHORITY

          At the time of mailing this Proxy Statement, the Board of Directors was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying form of proxy will vote such proxy in accordance with their judgment.

                                       By Order of the Board of Directors


                                       ----------------------------------------
                                       Lynn M. Davis, Secretary


DATED this _______ day of May, 1997



===============================================================================
A copy of the Company's 1996 Annual Report to the Securities and Exchange Commission on Form 10-KSB referred to above may be obtained without charge by any beneficial owner of the Company's common stock upon written request addressed to Lynn M. Davis, Secretary, Middle Bay Oil Company, Inc., P.O. Box 390, Mobile, Alabama 36601. Requests can be made by telephone by calling (334) 432-7540.
===============================================================================

                                                                    EXHIBIT "A"


                             ARTICLES OF AMENDMENT
                                     TO THE
                       AMENDED ARTICLES OF INCORPORATION
                                       OF
                          MIDDLE BAY OIL COMPANY, INC.



                                       I.

         The name of the corporation is MIDDLE BAY OIL COMPANY, INC.

                                      II.

         As of the Effective Time set forth in Article IV hereof, Article III of the Amended Articles of Incorporation of MIDDLE BAY OIL COMPANY, INC. is amended to read as follows:

                                     "III.

                  The Corporation has authority to issue not more than 15,000,000 shares of capital stock which are divided into classes as follows:

              (a) Ten million (10,000,000) shares of common stock with $.02 par value, designated "Common Stock" which, except as specifically granted to the preferred stock as set forth below, are entitled to the entire stock voting power in regard to the Corporation, to all dividends declared and to all assets of the Corporation upon liquidation.

              (b) Five million (5,000,000) shares of preferred stock with $.02 par value, designated "Preferred Stock."

              (c) The designations and the powers, preferences and rights and the qualifications, limitations or restrictions of the preferred stock shall be as follows:

              The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares from the authorized preferred stock which may be issued in one or more series, with such designations, preferences and relative participating optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors and as are not stated or expressed in Articles of Incorporation or any Amendment thereto, including (but without limiting the generality of the foregoing) the following:

                            (1) the distinctive designation of a series, if any, and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or de creased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                            (2) the annual rate of dividends payable on preferred shares or on the shares of any series created, whether the dividends shall be cumulative, noncumulative or partially cumulative dividends and the date from which dividends shall be accumulated, if dividends are to be cumulative;

                            (3) the time or times when and the price or prices at which preferred shares or shares of any series created, shall be redeemable and the sinking fund provisions, if any, for the purchase or redemption of such shares;

                            (4) the amount payable on preferred shares or shares of any series created and the rights of holders of such shares in the event of any liquidation, dissolution or winding up of the affairs of the Corporation;

                            (5)    the rights, if any, of the holders of
                                   preferred shares or shares of any series created to convert such shares into, or exchange such shares for, shares of common stock or shares of any other series of preferred stock, if any, and the terms and conditions of such conversions or exchange; and

                            (6) the voting rights, if any which holders of such shares may exercise.

                     The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Shares, but in all other respects the shares of each series of Preferred Shares, shall be of equal rank with each other, regardless of series. All of the Preferred Shares of any one series shall be identical with each other in all respects.

                  (d) Dividend Rights. The holders of the Preferred Shares of any series shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available for that purpose under the laws of the State of Alabama, preferential dividends which may be either cumulative or noncumulative at the rate per annum fixed by the Board of Directors for such series. Such dividends shall be payable at the time determined by the Board of Directors. If Preferred Shares of more than one series are outstanding, and the stated dividend is not paid in full, all series of Preferred Shares shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sum which would be payable on such shares if all dividends were declared and paid in full. Accumulations of dividends shall not bear interest. So long as any Preferred Shares shall remain outstanding, no dividends shall be declared or paid to any distributions made on the Common Shares or on any other class of shares junior to the Preferred Shares, and no share of common or of any other class junior to the Preferred Shares shall be purchased or retired, and no monies shall be made available for a sinking fund for such purpose unless dividends for all past dividend periods shall have been paid on all outstanding Preferred Shares of all series. Subject to the above provisions, and not otherwise, dividends may be paid from time to time on the Common Shares or other junior issues out of funds legally available for the purpose as and when declared by the Board of Directors.

                  (e)      Redemption.

                           (1) The Corporation, on the sole authority of the board of Directors, may at its option redeem all or any part of any series of the Preferred Shares on the terms, including redemption price, and to the extent, if any, therefor affixed by the Board of Directors. Such redemption may be ef fected only after dividends which have been declared or accrued on any series of Preferred Shares have been paid. If less than all of the Preferred Shares of any series is to be redeemed, the redemption shall be in such amount and by such method, whether by lot or pro rata, or by such other method as may then be required by law or by the rules and regulations of any stock exchange upon which the Preferred Shares may at that time be listed, as may from time to time be determined by the Board of Directors. Written notice of redemption stating the date and place of redemption shall be mailed by the Corporation, not less than thirty (30) days nor more than forty-five (45) days prior to the redemption date, to the record holders of the shares to be redeemed, directed to their last noted addresses as shown by the corporate records.

                           (2)      If notice of redemption is given as
                                    provided above, and if on the redemption date the Corporation has set apart in trust for the purpose, sufficient funds for such redemption, then from and after the redemption date, notwithstanding that any certificate for such shares has not been surrendered for cancellation, the Preferred Shares called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate, except on the right of the holders thereof to receive the redemption price, without interest, upon surrender of certificates of the shares called for redemption.

                           (3) Any funds so set apart or deposited which, at the end of one (1) year after the redemption date, remain unclaimed by the holder(s) of Preferred Shares called for redemption, shall be released and returned to the Corporation upon demand, and shall thereafter be available for general corporate purposes, and the depository, if any, shall thereupon be relieved of all responsibility therefor to such holders. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                           (4) Preferred Shares which are redeemed as provided in this section, or are reacquired for retirement pursuant to any sinking fund which may be established therefor, may be held as Treasury Shares or may be canceled and retired in the manner provided by law, and appropriate proceedings to effect the corresponding reduction in the stated capital of the Corporation shall be taken.

                  (f) Rights on Liquidation. In the event of the liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its shareholders, the holders of the Preferred Shares then outstanding shall be entitled to receive the amount per share theretofore affixed by the Board of Directors of the various series, plus any accrued interest, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Common Shares or any other class junior to the Preferred Shares. If the assets of the Corporation distributable to the holders of all the Preferred Shares are insufficient for the payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of all Preferred Shares of all series in accordance with the amounts which would be payable on such distribution of all sums payable were discharge in full. After payment for the preferential amounts required to be paid to the holders of all Preferred Shares then outstanding, the holders of Preferred Shares and/or any other class junior to the Preferred Shares shall be entitled, to the exclusion of the holders of any of the Preferred Shares, to share in all remaining assets of the Corporation in accordance with their respective interests.

                  For the purposes of this Section and any certificate filed pursuant to law and setting forth the designation, description, and terms of any series of Preferred Shares, a consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed a liquidation, or winding up of the Corporation."

         All other provisions of the Amended Articles of Incorporation shall remain in full force and effect.

                                      III.

         This amendment was duly approved by the shareholders at the Annual Meeting of Shareholders held in accordance with the provisions of Section 10-2B-7.01 of the Alabama Business Corporation Act on May 30, 1997. At such Annual Meeting, there were a total of 2,497,916 shares of common stock issued and outstanding and eligible to vote on the amendment. ____________ shares were voted in favor of the amendment, and _________ shares were voted against the amendment.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and attested by its duly authorized officers this __________ day of ____________________, 1997.


                                       MIDDLE BAY OIL COMPANY, INC.

ATTEST:
                                       By:
                                          ------------------------------------
                                               John J. Bassett, President


--------------------------
Secretary

            [CORPORATE SEAL]

                                                                    EXHIBIT "B"


                          MIDDLE BAY OIL COMPANY, INC.

                   AMENDED AND RESTATED 1995 STOCK OPTION AND

                         STOCK APPRECIATION RIGHTS PLAN



         1. PURPOSE. The purpose of this Stock Option and Stock Appreciation Rights Plan is to advance the interests of Middle Bay Oil Company, Inc. (the "Corporation") by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by key employees and Directors of the Corporation upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations, and by providing such key employees and Directors with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will strengthen the desire of such key employees and Directors to remain with the Corporation as well as that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel and Directors.

         2. DEFINITIONS. When used in this Plan, unless the context otherwise requires:

                  (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (b) "Applicable Price Percentage" shall mean: (i) 100% with respect to any employee of the Corporation other than a Shareholder/Employee; or (ii) 110% with respect to a Shareholder/Employee.

                  (c) "Board of Directors" shall mean the Board of Directors of the Corporation as constituted at any time.

                  (d) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors of the Corporation.

                  (e) "Change of Control" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company); (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company); (iii) the Company is to be dissolved and liquidated; (iv) any person or entity, including a "group," as contemplated by Section 13(d)(3) of the Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding Shares of the Company's voting stock (based upon voting power); or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

                  (f) "Change of Control Value" shall mean (i) the per-Share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per Share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per Share of the Shares into which awards are exercisable, as determined by the Committee. In the event that the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" shall mean the Compensation Committee of the Board of Directors hereinafter described in Section 4.

                  (i) "Corporation" shall mean Middle Bay Oil Company, Inc.

                  (j) "Fair Market Value" shall mean the average of the high and low sales prices on the stock exchange or market on which the Shares are primarily traded on the date as of which such value is being determined or, if there shall be no sale on that date, then on the last previous day on which a sale was reported or, if the above is not applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

                  (k) "Incentive Award" shall mean an Option or Rights granted pursuant to the Plan.

                  (l) "Non-Employee Director" shall mean a Director of the Corporation and/or its Subsidiaries who is not also an employee of the Corporation and/or its Subsidiaries.

                  (m) "Options" shall mean the stock options granted pursuant to the Plan, which shall entitle the holder thereof to purchase Shares from the Corporation for such price and at such times as the Committee shall determine at the time the Options are granted, subject to the terms and conditions of the Plan.

                  (n) "Plan" shall mean the Middle Bay Oil Company, Inc. 1995 Stock Option and Stock Appreciation Rights Plan, as such Plan from time to time may be amended.

                  (o) "Rights" shall mean stock appreciation rights granted pursuant to the Plan, which shall entitle the holder thereof to receive from the Corporation cash or Shares or a combination of cash and Shares based upon the excess of the Fair Market Value of Shares at the time of exercise over the Fair Market Value of Shares on the date the Rights were granted, subject to the terms and conditions of the Plan.

                  (p) "Share" shall mean a share of common stock of the Corporation.

                  (q) "Shareholder/Employee" shall mean an employee of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of Corporation stock, or of its parent or subsidiary corporation (if any), within the meaning of Code
         Section 422 and the regulations prescribed thereunder. For this purpose, the rules of Code Section 425(d) (relating to attribution of stock ownership because of certain family and business relationships) shall apply in determining the stock ownership of the employee, and stock that the employee may purchase under outstanding Options shall not be treated as stock owned by the employee.

                  (r) "Subsidiary" shall mean any corporation more than 50% of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined of the Corporation. Such term is intended further to include within its meaning only corporations included within the meaning of the term "subsidiary corporation," as defined in Code Section 425(f).

         3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 15 hereof, the aggregate number of Shares that may be subject to Options or Rights shall not exceed 500,000, which Shares may be either Treasury Shares or authorized but unissued Shares. If the Shares that would be issued or transferred pursuant to any such Incentive Award are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Incentive Award will no longer be charged against the limitation provided for herein and may again be made subject to Incentive Awards.

         4. COMMITTEE. The Plan shall be administered by a Committee which shall consist of at least two Non-Employee Directors, none of whom shall have been participants in the Plan or in any other plan of the Corporation or any of its Subsidiaries entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its Subsidiaries at any time within one year prior to appointment. The members of the Committee shall be selected by the Board of Directors. If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. Until further action by the Board of Directors, the Committee shall be the same as the Compensation Committee of the Board of Directors.

         5. PARTICIPANTS. All key employees of the Corporation and any Subsidiaries, and, subject to the provisions of Section 4 hereof, all Non-Employee Directors, shall be eligible to receive Incentive Awards under the Plan. The persons to whom Incentive Awards are to be offered under the Plan and the number of Shares with respect to which Incentive Awards are to be granted to each such person shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of the Plan.

         6. GRANT OF OPTIONS. The number of Options to be granted to any eligible person shall be determined by the Committee in its sole discretion. However, nothing herein contained shall be construed to prohibit the granting of Options at different times to the same person. A certificate of Option signed by the Chairman of the Board, the Chief Executive Officer, or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Corporation and having the seal of the Corporation affixed thereto, shall be delivered to each person to whom an Option is granted.

         7.       GRANT OF RIGHTS.

                  (a) The Committee shall have the authority in its discretion to grant to any eligible person Rights which shall be granted separately from an Option.

                  (b) Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date of such exercise over the Fair Market Value of one Share on the date the Rights were granted (the "Spread"), or a portion of the Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

                  (c) Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

                  (d) In the Committee's discretion, payment of the amount determined hereunder upon the exercise of Rights may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination of cash and Shares.

                  (e) Notwithstanding any other provision of the Plan or of the Rights, for purposes of determining the amount of the Spread in the case of a holder of Rights who is a Director or officer subject to
         Section 16(b) of the Act, the Committee, in its sole discretion, may designate a single Fair Market Value per Share with respect to all such holders who exercise Rights during any single ten-day period specified in Rule 16b-3(e)(3) under the Act; provided, however, that the Fair Market Value per Share designated by the Committee during any such period shall in no event be greater than the highest Fair Market Value per Share on any day during such period or less than the lowest Fair Market Value per Share on any day during such period.

                  (f) A certificate of Rights signed by the Chairman of the Board, the Chief Executive Officer, or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Corporation and having the seal of the Corporation affixed thereto, shall be delivered to each person to whom Rights are granted.

         8. DURATION OF INCENTIVE AWARDS. The duration of any Incentive Award shall be fixed by the Committee in its sole discretion; provided, however, that (i) no Incentive Award shall remain in effect for a period of more than ten years from the date on which it is granted (or such shorter duration as may be required pursuant to subsection 16(b)), and (ii) subject to
Section 11, the duration of an Incentive Award shall not be less than five years from the date on which it is granted.

         9.       EXERCISE OF INCENTIVE AWARDS.

                  (a) Except as otherwise provided herein, an Incentive Award, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee, in its sole discretion, at the time the Incentive Award is granted. Unless otherwise determined by the Committee, (i) no Option or Rights may be exercised until the second anniversary of the date on which the Option or Rights were granted, (ii) twenty-five percent (25%) of the Rights may be exercised, or the Shares subject to an Option may be purchased, on or after the second anniversary of the date of grant, and (iii) an additional twenty-five percent (25%) of the Rights may be exercised, or the Shares subject to the Option may be purchased, on or after each of the third, fourth and fifth anniversaries, respectively, of the date of grant, but prior to the expiration date of the Option or Rights. Notwithstanding the foregoing, all or any part of any remaining unexercised Options or Rights granted to any person may be exercised upon (A) the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration (but such exercise shall in no event occur during the six-month period commencing on the later of the date of grant of the Incentive Award or the date of shareholder approval of the Plan) or (B) the sale or other disposition of all or substantially all the assets of the Corporation or the merger or consolidation of the Corporation into another company in which the Corporation is not the surviving entity.

                  (b) An Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Treasurer or an officer of the Corporation appointed by the Chief Executive Officer or the Chairman of the Board for the purpose of receiving the same. The notice of exercise may be delivered on, before or after the first date on which the Option may be exercised with respect to the Shares purchased (but no later than the last date on which the Option is exercisable according to other provisions of this Plan). If the notice is delivered before such first date, then the Option shall be deemed to have been exercised on such first date (regardless of whether or not such first date is a business day). Payment of the full purchase price shall be made as follows: in cash, or by check payable to the order of the Corporation, or by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option, or by such other methods as the Committee may permit from time to time; provided, however, that a holder may not use any Shares acquired pursuant to the exercise of an Option granted under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary unless the holder has beneficially owned such Shares for at least six months.

                  (c) Within a reasonable time after the exercise of an Option, the Corporation shall cause to be issued and delivered, to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto an Option certificate with respect to the number of Shares equal to the difference between the number of Shares of the Option certificate surrendered at the time of the exercise of the

         Option and the number of Shares with respect to which the Option was so exercised, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

                  (d) Rights shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Rights certificate, and a specification of the percentage of the Rights which the holder desires to exercise. Within a reasonable time thereafter, the Corporation shall cause to be delivered and/or issued to the person entitled thereto, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. If the Rights shall have been exercised with respect to less than all of the Shares subject thereto, the Corporation shall also cause to be delivered to the person entitled thereto a Rights certificate with respect to the difference between the number of Shares of the Rights certificate surrendered at the time of the exercise of the Rights and the number of Shares with respect to which the Rights were so exercised, or the original Rights certificate shall be endorsed to give effect to the partial exercise thereof.

                  (e) Notwithstanding any other provision of the Plan or of any Option or Rights, no Option or Rights granted pursuant to the Plan may be exercised at any time when the Option or Rights or the granting or exercise thereof violates any law or governmental order or regulation.

         10. PURCHASE PRICE. The purchase price per Share for the Shares to be purchased pursuant to the exercise of an Option shall be fixed by the Committee at the time of the grant of the Option.

         11.      TERMINATION OF EMPLOYMENT OR SERVICE.

                  (a) If a holder of an Option and/or Rights shall voluntarily or involuntarily leave the employ or service of the Corporation and its Subsidiaries, the Option and Rights of such holder shall terminate forthwith, and a holder whose employment with, or service as a Director of, the Corporation or a Subsidiary is so terminated shall have no right after such termination to exercise any unexercised Option or Rights he might have exercised prior to the termination of his employment or service with the Corporation or a Subsidiary. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representatives of the estate of the holder shall have the privilege of exercising the unexercised Options and/or Rights which the holder or the deceased could have exercised at the time of his retirement, disability or death, provided that such exercise must be accomplished prior to the expiration of such Options and Rights and within 90 days of the holder's retirement, disability or death.

                  (b) Nothing contained herein or in an Option or Rights certificate shall be construed to confer on any employee or Director any right to be continued in the employ of the Corporation or any Subsidiary or as a Director of the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to request the resignation of or discharge of such employee or Director (without or with pay), at any time, with or without cause.

         12. CONSIDERATION FOR INCENTIVE AWARDS. The Corporation shall obtain such consideration for the grant of an Incentive Award as the Committee in its discretion may request.

         13. NONTRANSFERABILITY OF INCENTIVE AWARDS. Incentive Awards shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution to the extent provided herein, and Incentive Awards may be exercised or surrendered during the holder's lifetime only by the holder thereof.

         14. TAX WITHHOLDING. The Corporation or Subsidiary shall deduct and withhold such amounts under any federal, state or local tax rules or regulations as it deems appropriate with respect to the issuance of Shares and/or the payment of cash to the holder of any Incentive Award from any cash or other payments to be made to the holder. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when required, sufficient funds to meet the requirements of such withholding; and the Committee shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation or Subsidiary when required.

         15. ADJUSTMENT PROVISION.

             (a) If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

             (b) Any fractional shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Incentive Awards remain to be issued, or with respect to which Incentive Awards may be reissued, shall be adjusted in a similar manner.

             (c) In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights shall be entitled by reason of such events.

             (d) In the event of a Change of Control, the Committee, in its discretion, may act to effect one or more of the following alternatives with respect to outstanding Options and Rights which may vary among individual holders and which may vary among Options and Rights held by any individual holder: (i) accelerate the time at which Options and Rights then outstanding may be exercised so that such Options and Rights may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and Rights and all rights of holders thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options and Rights held by such holders (irrespective of whether such Options and Rights are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and Rights and the Company shall pay to each holder an amount of cash per Share equal to the excess, if any, of the Change of Control Value of the Shares subject to such Options and Rights over the exercise price(s) under such Options and Rights for such Shares,
         (iii) make such adjustments to Options and Rights then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options and Rights then outstanding) or (iv) provide that thereafter, upon any exercise of Options or Rights theretofore granted, the holder shall be entitled to purchase under such Options and Rights, in lieu of the number of Shares then covered by such Option or Right, the number and class of Shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the holder had been the holder of record of the number of Shares then covered by such Option or Right. The provisions contained in this subparagraph (d) shall not terminate any rights of the holder to further payments pursuant to any other agreement with the Company following a Change of Control.

                  (e) Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

         16.      INCENTIVE STOCK OPTIONS.

                  (a) Each Option granted pursuant to this Agreement is intended to constitute an incentive stock option, within the meaning of Code Section 422, unless:

                           (i) the Option is granted to a Non-Employee
                  Director; or

                           (ii) the purchase price per Share for the Shares to
                  be purchased pursuant to the exercise of an Option is fixed by the Committee at an amount less than the Applicable Price Percentage of the Fair Market Value per Share at the time the Option is granted; or

                           (iii) the aggregate Fair Market Value of Shares with
                  respect to which Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation and its parent and subsidiary corporations) exceeds $100,000 (in which case this exception to intention regarding incentive stock option treatment shall apply only to the extent of whole Shares constituting such excess); or

                           (iv) the Committee determines, in exercising its
                  discretion with respect to grant of Option, that the Option should not be treated as an incentive stock option.

         The Committee shall cause an appropriate statement, including whether or not the Option is intended to constitute an incentive stock option, to be included within each certificate of Option delivered pursuant to
         Section 6. Only key employees of the Corporation or its Subsidiary are eligible to receive incentive stock options.

                  (b) No Option intended to constitute an incentive stock option and granted to a Shareholder/Employee shall remain in effect for a period of more than five years from the date on which it is granted. (Accordingly, and in accordance with Section 8, the duration of any such Option granted to a Shareholder/Employee shall be exactly five years, subject to Section 11.)

                  (c) The Committee shall not exercise its discretion, in determining the rate and times at which an Incentive Award may be exercised pursuant to subsection 9(a), in a manner such that the exercise of Rights or Options which are not incentive stock options affects the exercise of incentive stock options.

         17. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. The Corporation may postpone the issuance and delivery of Shares pursuant to the exercise of any Incentive Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. As a condition precedent to the issuance of Shares pursuant to the exercise of an Incentive Award, the Corporation may require the recipient thereof to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended, to issue the Shares in compliance with the provisions of that or any comparable act.

         18.      ADMINISTRATION AND AMENDMENT OF THE PLAN.

                  (a) Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan and the terms and conditions of any Incentive Award not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Incentive Award, may at any time withdraw or from time to time amend the Plan and the terms and conditions of such Incentive Awards as have been theretofore granted. Notwithstanding the foregoing, any amendment by the Board of Directors or Committee which would increase the number of Shares issuable under the Plan or change the class of persons to whom Incentive Awards may be granted shall be subject to the approval of the stockholders of the Corporation within one year of such amendment.

             (b) A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan and Incentive Awards shall be final.

             (c) The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may determine to be advisable to make the Plan and Incentive Awards effective or provide for their administration, and may take such other action with regard to the Plan and Incentive Awards as it shall deem desirable to effectuate their purpose.

         19. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Alabama, without giving effect to principles of conflict of laws.

         20. EFFECTIVE DATE OF THE PLAN. This Plan is conditioned upon its approval (i) at any duly held meeting of the shareholders of the Corporation by the vote of the holders of a majority of the stock of the Corporation present, or represented, and entitled to vote at such meeting, or (ii) by the written consent of the holders of a majority of the stock of the Corporation entitled to vote; except that this Plan may be adopted and approved by the Board of Directors to permit the grant of Incentive Awards prior to the approval of the Plan by the shareholders of the Corporation as aforesaid. In the event that this Plan is not approved by the shareholders of the Corporation as aforesaid, this Plan and any Incentive Awards granted hereunder shall be void and of no force or effect.

         21. FINAL ISSUANCE DATE. No Incentive Award shall be granted under the Plan after May 1, 2005.

         IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to affix their signatures and the seal of the Corporation to this Plan on this the ________ day of May, 1997.

                                      MIDDLE BAY OIL COMPANY, INC.

ATTEST:
                                      By:
                                         -------------------------------------
                                                John J. Bassett, President

-------------------------------
         Secretary

                                                    [CORPORATE SEAL]

                                                                       APPENDIX

PRELIMINARY COPY

                                     PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                          MIDDLE BAY OIL COMPANY, INC.


         The undersigned, a shareholder of record of Middle Bay Oil Company, Inc. (the "Company"), hereby appoints John J. Bassett and Frank C. Turner, II, and each of them, with power of substitution, to represent and to vote all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company located at 115 South Dearborn Street, Mobile, Alabama, on Friday, May 30, 1997 at 10:00 a.m. Central Daylight Time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares; and the undersigned hereby instructs said proxy to vote all such shares of stock at the Annual Meeting in accordance with the following instructions: (INDICATE BY CHECK MARK)

I.       ELECTION OF DIRECTORS

              FOR all nominees listed below (except       WITHHOLD AUTHORITY
              as marked to the contrary below) / /        to vote for all nominees listed below / /


              John J. Bassett  -   Frank C. Turner, II  -   Edward P. Turner, Jr.  -   Frank E. Bolling, Jr.
                                C. Noell Rather  -   C. J. Lett, III   -   Gary R. Christopher

         (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on
         the line provided hereinafter: (                                                                      )
                                         ---------------------------------------------------------------------

II.      PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK FROM
         5,000,000 SHARES TO 10,000,000 SHARES OF COMMON STOCK AND FROM 2,500,000 SHARES TO 5,000,000 SHARES OF
         PREFERRED STOCK

               / /  FOR             / /  AGAINST                / /  ABSTAIN

III.     PROPOSAL TO AMEND THE 1995 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN TO INCREASE TO 500,000 THE
         NUMBER OF SHARES OF COMMON STOCK AVAILABLE TO OPTION

               / /  FOR             / /  AGAINST                / /  ABSTAIN

IV.      PROPOSAL TO APPROVE THE APPOINTMENT OF SCHULTZ, WATKINS & COMPANY AS THE COMPANY'S INDEPENDENT PUBLIC
         ACCOUNTANTS FOR 1997

               / /  FOR             / /  AGAINST                / /  ABSTAIN

V.       OTHER MATTERS

                WITH discretionary authority to                 WITHOUT AUTHORITY
                vote upon any other matters  / /                to vote upon any other matters / /


         Shareholders approving the proposals set forth herein should mark the "For" box herein; those opposing such action should register their position by marking the appropriate "Against" or "Abstain" box herein or by not returning this Proxy Form. SIGNED BUT UNMARKED PROXY FORMS WILL BE DEEMED TO AUTHORIZE A VOTE "FOR" THE PROPOSALS SET FORTH HEREIN.


                     [Continued on the reverse side hereof]

         The invalidity, illegality or unenforceability of any particular provision of this Proxy Form shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

            YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE
             ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN
                 THIS PROXY FORM, USING THE ENCLOSED ENVELOPE.

         Please sign below exactly as name appears on this Proxy Form. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

         The undersigned acknowledges receipt of the Notice of said Annual Meeting and the Proxy Statement dated May 10, 1997 by signing this Proxy.

--                                  -- ------------------------
                                       (Number of Shares)
        (Paste mailing label from
        Transfer Agent here)           ----------------------------------------
                                               (Signature of Shareholder)

                                       ----------------------------------------
--                                  -- (Additional Signatures, if held jointly)


Dated:                       , 1997
       ----------------------          ----------------------------------------
                                          (Title or Authority, if applicable)